UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2023 (May 31, 2023)

ALLIANCEBERNSTEIN L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-29961	13-4064930
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

501 Commerce Street, Nashville, TN  37023
(Address of principal executive offices)
(Zip Code)
(615) 622-0000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(g) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Units of limited partnership interest in AllianceBernstein L.P.	None	None

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On May 31, 2023, Kate Burke notified AllianceBernstein L.P. (“AB”) of her resignation from her positions as Chief Operating Officer and Chief Financial Officer, effective May 31, 2023, to become the president of a large privately-owned asset management firm.

(c) AB appointed William R. Siemers, AB's Controller and Chief Accounting Officer, as Interim Chief Financial Officer, effective immediately. Mr. Siemers, age 63, has served as Controller and Chief Accounting Officer since March 2018, and will continue in that role in addition to serving as Interim Chief Financial Officer. Prior to serving as Controller and Chief Accounting Officer, Mr. Siemers served as Director of Financial Reporting, a position that he held since July 2004. Mr. Siemers also served as Interim Chief Financial Officer for AB from March 22, 2022 to July 6, 2022.

In addition, AB appointed Karl Sprules, AB's Head of Global Technology & Operations, as Chief Operating Officer, effective immediately. Mr. Sprules, age 50, has served as Head of Global Technology & Operations since July 2019, and will continue in that role in addition to serving as Chief Operating Officer. Mr. Sprules joined AB's technology department in 1998 as a senior systems engineer in the firm's London office. From 2012 to 2020, Mr. Sprules served as AB’s chief technology officer. In 2012, Mr. Sprules became head of Infrastructure Services for Equities, managing investment operations, operational risk and technology teams. From 2005 to 2012, Mr. Sprules led technology for AB's Private Wealth, Institutional and Client groups. Before joining AB, Mr. Sprules held research analyst positions in cellular and defense product development.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANCEBERNSTEIN L.P.
Dated: June 1, 2023	By:	/s/ David M. Lesser
David M. Lesser Corporate Secretary